UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

Deutsche Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Annual Report

to Shareholders

Deutsche S&P 500 Index Fund

(formerly DWS S&P 500 Index Fund)

Contents
Deutsche S&P 500
Index Fund
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Statement of Assets and Liabilities
12 Statement of Operations
14 Statement of Changes in Net Assets
15 Financial Highlights
19 Notes to Financial Statements
26 Report of Independent Registered Public Accounting Firm
27 Information About Your Fund's Expenses
28 Tax Information
Deutsche Equity 500 Index Portfolio
30 Investment Portfolio
47 Statement of Assets and Liabilities
48 Statement of Operations
49 Statement of Changes in Net Assets
50 Financial Highlights
51 Notes to Financial Statements
58 Report of Independent Registered Public Accounting Firm
59 Advisory Agreement Board Considerations and Fee Evaluation
64 Board Members and Officers
69 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management confirm that they expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Process
The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Deutsche S&P 500 Index Fund returned 12.91% during 2014. Since the fund’s investment strategy is to replicate the performance of the Standard & Poor’s 500® (S&P 500) Index, the fund’s return is normally close to the return of the index. The S&P 500 Index returned 13.69% for the one-year period ending December 31, 2014. The difference in return is typically driven by transaction costs and fund expenses.

The U.S. equity market performed very well in 2014, delivering a positive return for the fifth consecutive calendar year. A number of favorable factors came together to support performance, but the most important may have been the improvement in the economic outlook. After a brief, weather-related dip in the first three months of the year, U.S. economic growth accelerated to a 5% annual growth rate in the third quarter — the largest quarterly gain since 2003. Notably, this represented a level of growth well above that of other industrialized economies, particularly Europe and Japan. This above-average growth attracted capital from global investors, and the resulting inflows boosted performance for the types of large, liquid companies found in the S&P 500 Index.

Investors were also encouraged by the supportive nature of U.S. Federal Reserve Board (the Fed) policy. Although the Fed wound down the stimulative bond-buying program known as "quantitative easing," investors remained confident that interest rates would stay near zero well into 2015. Together with the continued gains in corporate earnings, these factors helped drive the S&P 500 Index to a series of new all-time highs throughout the year — the most recent of which occurred during the final week of the reporting period.

Positive Contributors to Fund Performance

Although investors continued to demonstrate a healthy appetite for risk, the two best-performing sectors were those typically thought of as being among the most defensive: utilities and health care.

The robust showing of the utilities sector reflected the negative expectations for the bond market at the beginning of 2014. At that time, the consensus view was that yields had nowhere to go but up — a potential negative for the rate-sensitive utilities sector. However, bond yields in fact fell considerably: after finishing 2013 at 3.04%, the yield on the 10-year note plunged to 2.17% on December 31, 2014 as its price rose. This surprising development provided a strong tailwind for utilities stocks, as investors gravitated to the above-average yields available in the sector.

Health care stocks, for their part, were boosted by the outperformance of large-cap biotechnology stocks such as Amgen, Inc. and Celgene Corp., as well as smaller medical device and pharmaceutical companies such as Edwards Lifesciences Corp. and Vertex Pharmaceuticals, Inc. At a time of slow global growth, the above-average earnings gains and low degree of economic sensitivity for health care companies represented an attractive combination for many investors.

"The U.S. equity market performed very well in 2014, delivering a positive return for the fifth consecutive calendar year."

Information technology stocks also finished the year with a gain well above that of the broader market, as the sector’s many established, mega-cap companies came into favor. Apple, Inc., Microsoft Corp. and Intel Corp. all delivered gains north of 30%, propelling the technology to the number three spot among the 10 major sectors during 2014.The consumer staples and financial sectors delivered market-beating gains, as well. Financials were propelled by the strong showing of real estate investment trusts, which — like utilities — were boosted by the surprising gains in the bond market.

Among individual stocks, the top performers included Southwest Airlines Co., which was helped by falling fuel costs; Electronic Arts, Inc.; Edwards Lifesciences Corp.; and Avago Technologies Ltd.

Negative Contributors to Fund Performance

Energy was the market’s worst-performing sector by a wide margin during 2014. The price of oil collapsed during the second half of the year, reflecting both an abundance of global supply and concerns about a potential falloff in demand amid slowing growth overseas. Oil prices moved closer to, and in some cases below, the cost of production for many exploration and production companies, leading analysts to slash 2015 earnings estimates for the sector. The falling price of oil also led to fears that large energy companies would be forced to cut their spending — a negative for drilling contractors and oil-services companies. The prices of natural gas and coal also fell, weighing on the shares of companies in these industries. Energy finished the year as the only sector to produce a negative total return, and all but a few of the individual stocks in the sector closed in the red. Among the weakest individual stocks were the coal producer Peabody Energy Corp.* and the drilling services company Transocean Ltd.

* Not held in the portfolio as of December 31, 2014.

Materials stocks also lagged the broader market, as the same factors that affected the oil price — most notably, slower global demand — led to underperformance for metals and mining companies such as Freeport-McMoRan, Inc.

The weakness in energy and materials also fed through to industrials stocks by pressuring the shares of companies that derive a large portion of their sales from these sectors, such as Flowserve Corp. and Fluor Corp. In addition, the slowdown in overseas growth weighed on the performance of companies with large global exposure, such as Deere & Co. and General Electric Co. Still, the industrials sector finished with a double-digit gain due in part to the strength of the airline industry.

Ten Largest Equity Holdings at December 31, 2014 (17.4% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communications devices	3.4%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	2.1%
3. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	2.0%
4. Google, Inc. Provides a Web-based search engine for the Internet	1.6%
5. Johnson & Johnson Provider of health care products	1.6%
6. Berkshire Hathaway, Inc. Holding company of insurance business and a variety of other businesses	1.5%
7. Wells Fargo & Co. A diversified financial services company	1.4%
8. General Electric Co. Diversified technology, media and financial services company	1.3%
9. Procter & Gamble Co. Manufacturer of diversified consumer products	1.3%
10. JPMorgan Chase & Co. Provider of global financial services	1.2%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 30. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 69 for contact information.

The consumer discretionary sector, while finishing with a high single-digit return, also lagged. The primary source of underperformance was weakness in the stocks of entertainment-related companies, such as those in the media and travel industries. Telecommunications services stocks finished behind the broader index as well, due largely to the flat returns for Verizon Communications, Inc. and AT&T, Inc.

Outlook and Positioning

We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Brent Reeder, Senior Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing entails the Fed’s purchase of government and other securities from the market in an effort to increase money supply.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Performance Summary December 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	12.91%	14.73%	7.01%
Adjusted for the Maximum Sales Charge (max 4.50% load)	7.83%	13.68%	6.52%
S&P 500® Index†	13.69%	15.45%	7.67%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	12.04%	13.89%	6.21%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	9.04%	13.77%	6.21%
S&P 500® Index†	13.69%	15.45%	7.67%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	12.13%	13.94%	6.24%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	12.13%	13.94%	6.24%
S&P 500® Index†	13.69%	15.45%	7.67%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
No Sales Charges	13.25%	15.07%	7.31%
S&P 500® Index†	13.69%	15.45%	7.67%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.67%, 1.40%, 1.34% and 0.36% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares prior to their inception on February 18, 2005 are derived from the historical performance of Class S shares of Deutsche S&P 500 Index Fund and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor.

	Class A	Class B	Class C	Class S
Net Asset Value
12/31/14	$25.99	$25.96	$25.95	$26.05
12/31/13	$24.50	$24.48	$24.47	$24.56
Distribution Information as of12/31/14
Income Dividends, Twelve Months	$.38	$.19	$.21	$.46
Capital Gain Distributions, Twelve Months	$1.22	$1.22	$1.22	$1.22

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investment in the Deutsche Equity 500 Index Portfolio, at value	$941,190,018
Receivable for Fund shares sold	1,121,168
Other assets	11,122
Total assets	942,322,308
Liabilities
Payable for Fund shares redeemed	6,313,198
Accrued Trustees' fees	1,364
Other accrued expenses and payables	513,858
Total liabilities	6,828,420
Net assets, at value	$935,493,888
Net Assets Consist of
Distributions in excess of net investment income	(3,806)
Net unrealized appreciation (depreciation)	332,187,986
Accumulated net realized gain (loss)	(39,540)
Paid-in capital	603,349,248
Net assets, at value	$935,493,888
Net Asset Value
Class A Net Asset Value and redemption price per share ($232,694,704 ÷ 8,951,938 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.99
Maximum offering price per share (100 ÷ 95.50 of $25.99)	$27.21
Class B Net Asset Value, offering and redemption price per share ($1,145,548 ÷ 44,119 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.96
Class C Net Asset Value, offering and redemption price per share ($50,628,313 ÷ 1,950,848 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.95
Class S Net Asset Value, offering and redemption price per share ($651,025,323 ÷ 24,987,437 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income and expenses allocated from Deutsche Equity 500 Index Portfolio: Dividends (net of foreign taxes withheld of $43,924)	$18,240,038
Interest	3,595
Income distributions — Central Cash Management Fund	7,053
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	94,156
Expenses	(888,245)
Net investment income allocated from Deutsche Equity 500 Index Portfolio	17,456,597
Expenses: Administration fee	896,289
Services to shareholders	1,228,507
Distribution and service fees	1,011,819
Professional fees	62,203
Reports to shareholders	77,449
Registration fees	67,630
Trustees' fees and expenses	6,222
Other	3,766
Total expenses before expense reductions	3,353,885
Expense reductions	(6,248)
Total expenses after expense reductions	3,347,637
Net investment income (loss)	14,108,960
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Deutsche Equity 500 Index Portfolio: Investments	75,080,625
Futures	2,588,355
77,668,980
Change in net unrealized appreciation (depreciation) allocated from Deutsche Equity 500 Index Portfolio on: Investments	20,061,640
Futures	(340,121)
19,721,519
Net gain (loss)	97,390,499
Net increase (decrease) in net assets resulting from operations	$111,499,459

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$14,108,960	$13,314,492
Net realized gain (loss)	77,668,980	64,198,332
Change in net unrealized appreciation (depreciation)	19,721,519	145,785,890
Net increase (decrease) in net assets resulting from operations	111,499,459	223,298,714
Distributions to shareholders from: Net investment income: Class A	(3,351,764)	(3,058,804)
Class B	(9,101)	(10,380)
Class C	(372,548)	(247,190)
Class S	(11,134,431)	(9,127,022)
Realized gains: Class A	(10,572,391)	—
Class B	(51,401)	—
Class C	(2,253,238)	—
Class S	(28,941,979)	—
Total distributions	(56,686,853)	(12,443,396)
Fund share transactions: Proceeds from shares sold	145,890,647	146,086,129
Reinvestment of distributions	54,447,927	11,946,582
Payment for shares redeemed	(199,853,142)	(204,467,800)
Net increase (decrease) in net assets from Fund share transactions	485,432	(46,435,089)
Increase (decrease) in net assets	55,298,038	164,420,229
Net assets at beginning of period	880,195,850	715,775,621
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $3,806 and $862,203, respectively)	$935,493,888	$880,195,850

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014		2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$24.50		$18.89	$16.67		$16.67		$14.77
Income (loss) from investment operations: Net investment incomea	.36		.31	.32		.24		.22
Net realized and unrealized gain (loss)	2.73		5.59	2.23		.00	*	1.90
Total from investment operations	3.09		5.90	2.55		.24		2.12
Less distributions from: Net investment income	(.38)		(.29)	(.31)		(.24)		(.22)
Net realized gains	(1.22)		—	(.02)		—		—
Total distributions	(1.60)		(.29)	(.33)		(.24)		(.22)
Net asset value, end of period	$25.99		$24.50	$18.89		$16.67		$16.67
Total Return (%)b	12.91	c	31.45	15.29	c	1.49	c	14.47	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233		233	203		110		118
Ratio of expenses before expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	.65		.67	.68		.71		.72
Ratio of expenses after expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	.65		.67	.67		.67		.67
Ratio of net investment income (%)	1.40		1.44	1.73		1.43		1.43
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$24.48	$18.87	$16.65	$16.64	$14.74
Income (loss) from investment operations: Net investment incomea	.17	.15	.18	.12	.10
Net realized and unrealized gain (loss)	2.72	5.59	2.23	.01	1.90
Total from investment operations	2.89	5.74	2.41	.13	2.00
Less distributions from: Net investment income	(.19)	(.13)	(.17)	(.12)	(.10)
Net realized gains	(1.22)	—	(.02)	—	—
Total distributions	(1.41)	(.13)	(.19)	(.12)	(.10)
Net asset value, end of period	$25.96	$24.48	$18.87	$16.65	$16.64
Total Return (%)b	12.04	30.50	14.45	.73	13.66	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	1	2
Ratio of expenses before expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	1.39	1.40	1.42	1.40	1.46
Ratio of expenses after expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	1.39	1.40	1.42	1.40	1.43
Ratio of net investment income (%)	.65	.71	.96	.69	.67
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class C	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$24.47	$18.86	$16.64	$16.64	$14.74
Income (loss) from investment operations: Net investment incomea	.18	.17	.19	.12	.10
Net realized and unrealized gain (loss)	2.73	5.59	2.23	.00 *	1.90
Total from investment operations	2.91	5.76	2.42	.12	2.00
Less distributions from: Net investment income	(.21)	(.15)	(.18)	(.12)	(.10)
Net realized gains	(1.22)	—	(.02)	—	—
Total distributions	(1.43)	(.15)	(.20)	(.12)	(.10)
Net asset value, end of period	$25.95	$24.47	$18.86	$16.64	$16.64
Total Return (%)b	12.13	30.61	14.51	.76	13.63	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	44	25	12	12
Ratio of expenses before expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	1.33	1.34	1.35	1.40	1.45
Ratio of expenses after expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	1.33	1.34	1.35	1.40	1.42
Ratio of net investment income (%)	.72	.78	1.06	.70	.68
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$24.56	$18.93	$16.70	$16.70	$14.80
Income (loss) from investment operations: Net investment incomea	.44	.38	.36	.29	.26
Net realized and unrealized gain (loss)	2.73	5.61	2.25	.00 *	1.90
Total from investment operations	3.17	5.99	2.61	.29	2.16
Less distributions from: Net investment income	(.46)	(.36)	(.36)	(.29)	(.26)
Net realized gains	(1.22)	—	(.02)	—	—
Total distributions	(1.68)	(.36)	(.38)	(.29)	(.26)
Net asset value, end of period	$26.05	$24.56	$18.93	$16.70	$16.70
Total Return (%)	13.25	31.89	15.65	1.72	14.81	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	651	602	485	408	428
Ratio of expenses before expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	.34	.36	.38	.39	.42
Ratio of expenses after expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	.34	.36	.38	.39	.39
Ratio of net investment income (%)	1.70	1.76	1.97	1.71	1.70
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche S&P 500 Index Fund (formerly DWS S&P 500 Index Fund) (the "Fund") is a diversified series of the Deutsche Institutional Funds (formerly DWS Institutional Funds) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, Deutsche Equity 500 Index Portfolio (formerly DWS Equity 500 Index Portfolio) (the "Portfolio"), a diversified open-end management investment company registered under the 1940 Act and organized as a New York trust advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2014, the Fund owned approximately 49% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to redemptions in-kind, investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$20,713,826	$12,443,396
Distributions from long-term capital gains	$35,973,026	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee (exclusive of any applicable waivers/reimbursements) of 0.15% of the Fund's average daily net assets, accrued daily and payable monthly.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.68%
Class B	1.43%
Class C	1.43%
Class S	.43%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.65%
Class B	1.40%
Class C	1.40%
Class S	.40%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for Class A shares amounted to $6,248.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $896,289, of which $79,929 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$310,888	$51,764
Class B	1,316	195
Class C	13,252	2,249
Class S	507,483	81,341
	$832,939	$135,549

Distribution and Service Agreement. Under the Fund's Class B and C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2014
Class B	$10,570	$741
Class C	340,197	32,125
	$350,767	$32,866

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2014	Annual Rate
Class A	$544,783	$94,623	.24%
Class B	3,376	502	.24%
Class C	112,893	20,880	.25%
	$661,052	$116,005

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid to DDI in connection with the distribution of Class A shares for the year ended December 31, 2014 aggregated $38,250.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2014, the CDSC for Class B and C shares aggregated $772 and $8,611, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2014, DDI received $1,000 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,219, of which $10,095 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,579,886	$65,877,580	2,811,241	$60,503,139
Class B	668	16,422	8,657	187,353
Class C	564,084	14,419,321	780,679	16,628,317
Class S	2,565,715	65,577,324	3,140,673	68,767,320
		$145,890,647		$146,086,129
Shares issued to shareholders in reinvestment of distributions
Class A	549,100	$13,727,962	137,267	$3,012,487
Class B	2,315	57,693	456	9,966
Class C	102,250	2,546,339	10,755	237,635
Class S	1,520,086	38,115,933	394,241	8,686,494
		$54,447,927		$11,946,582
Shares redeemed
Class A	(3,686,469)	$(93,955,079)	(4,202,497)	$(92,439,088)
Class B	(26,520)	(671,223)	(49,306)	(1,061,121)
Class C	(509,880)	(12,805,035)	(341,414)	(7,403,063)
Class S	(3,591,021)	(92,421,805)	(4,659,640)	(103,564,528)
		$(199,853,142)		$(204,467,800)
Net increase (decrease)
Class A	(557,483)	$(14,349,537)	(1,253,989)	$(28,923,462)
Class B	(23,537)	(597,108)	(40,193)	(863,802)
Class C	156,454	4,160,625	450,020	9,462,889
Class S	494,780	11,271,452	(1,124,726)	(26,110,714)
		$485,432		$(46,435,089)

D. In-Kind Redemptions

In certain circumstances, the Portfolio may distribute securities rather than cash as payments for a redemption of a feeder fund's shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are allocated in proportion to each feeder fund's investment in the Portfolio, are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2013, the Deutsche S&P 500 Index Fund was allocated $59,915,549 of net gain attributable to an in-kind redemption.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Institutional Funds and the Shareholders of Deutsche S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche S&P 500 Index Fund (formerly DWS S&P 500 Index Fund) (the "Fund") at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014 (Unaudited)
Actual Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,057.40	$1,053.40	$1,053.90	$1,059.00
Expenses Paid per $1,000**	$3.27	$7.04	$6.89	$1.82
Hypothetical 5% Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,022.03	$1,018.35	$1,018.50	$1,023.44
Expenses Paid per $1,000**	$3.21	$6.92	$6.77	$1.79

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Deutsche S&P 500 Index Fund	.63%	1.36%	1.33%	.35%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $1.05 per share from net long-term capital gains during its year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $39,570,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders, 57% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $12,450,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

(The following financial statements of the Deutsche Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2014
	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 11.6%
Auto Components 0.4%
BorgWarner, Inc.	23,433	1,287,643
Delphi Automotive PLC	29,548	2,148,731
Goodyear Tire & Rubber Co.	27,475	784,961
Johnson Controls, Inc.	67,671	3,271,216
		7,492,551
Automobiles 0.6%
Ford Motor Co.	388,097	6,015,503
General Motors Co.	135,019	4,713,513
Harley-Davidson, Inc.	21,350	1,407,179
		12,136,195
Distributors 0.1%
Genuine Parts Co. (a)	15,064	1,605,370
Diversified Consumer Services 0.1%
H&R Block, Inc.	27,980	942,366
Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	46,030	2,086,540
Chipotle Mexican Grill, Inc.*	3,159	2,162,367
Darden Restaurants, Inc. (a)	13,432	787,518
Marriott International, Inc. "A" (a)	21,401	1,669,920
McDonald's Corp.	98,155	9,197,123
Royal Caribbean Cruises Ltd.	16,978	1,399,497
Starbucks Corp.	75,474	6,192,642
Starwood Hotels & Resorts Worldwide, Inc.	18,183	1,474,096
Wyndham Worldwide Corp.	12,017	1,030,578
Wynn Resorts Ltd.	8,247	1,226,824
Yum! Brands, Inc.	43,890	3,197,386
		30,424,491
Household Durables 0.4%
D.R. Horton, Inc.	32,605	824,580
Garmin Ltd.	12,471	658,843
Harman International Industries, Inc.	6,826	728,403
Leggett & Platt, Inc. (a)	13,751	585,930
Lennar Corp. "A" (a)	17,777	796,587
Mohawk Industries, Inc.*	6,407	995,392
Newell Rubbermaid, Inc.	27,794	1,058,674
PulteGroup, Inc.	35,457	760,907
Whirlpool Corp.	7,619	1,476,105
		7,885,421
Internet & Catalog Retail 1.1%
Amazon.com, Inc.*	38,299	11,886,095
Expedia, Inc. (a)	9,807	837,125
Netflix, Inc.*	6,102	2,084,504
The Priceline Group, Inc.*	5,270	6,008,907
TripAdvisor, Inc.* (a)	11,186	835,147
		21,651,778
Leisure Products 0.1%
Hasbro, Inc. (a)	11,456	629,965
Mattel, Inc.	34,483	1,067,077
		1,697,042
Media 3.4%
Cablevision Systems Corp. (New York Group) "A" (a)	23,491	484,854
CBS Corp. "B" (a)	48,001	2,656,375
Comcast Corp. "A" (a)	259,886	15,075,987
DIRECTV*	50,203	4,352,600
Discovery Communications, Inc. "A"* (a)	15,217	524,226
Discovery Communications, Inc. "C"*	27,959	942,777
Gannett Co., Inc. (a)	21,522	687,197
Interpublic Group of Companies, Inc.	42,988	892,861
News Corp. "A"*	50,720	795,797
Omnicom Group, Inc. (a)	25,255	1,956,505
Scripps Networks Interactive "A" (a)	9,999	752,625
Time Warner Cable, Inc.	28,350	4,310,901
Time Warner, Inc.	84,578	7,224,653
Twenty-First Century Fox, Inc. "A"	187,011	7,182,157
Viacom, Inc. "B"	37,150	2,795,538
Walt Disney Co. (a)	157,478	14,832,853
		65,467,906
Multiline Retail 0.7%
Dollar General Corp.*	30,858	2,181,661
Dollar Tree, Inc.*	21,019	1,479,317
Family Dollar Stores, Inc.	9,727	770,476
Kohl's Corp. (a)	19,800	1,208,592
Macy's, Inc.	34,614	2,275,870
Nordstrom, Inc. (a)	14,300	1,135,277
Target Corp. (a)	64,413	4,889,591
		13,940,784
Specialty Retail 2.3%
AutoNation, Inc.*	6,964	420,695
AutoZone, Inc.* (a)	3,170	1,962,579
Bed Bath & Beyond, Inc.* (a)	18,846	1,435,500
Best Buy Co., Inc.	29,660	1,156,147
CarMax, Inc.* (a)	21,258	1,415,358
GameStop Corp. "A" (a)	11,602	392,147
Home Depot, Inc.	132,996	13,960,590
L Brands, Inc.	25,007	2,164,356
Lowe's Companies, Inc.	98,290	6,762,352
O'Reilly Automotive, Inc.* (a)	10,115	1,948,351
PetSmart, Inc.	9,833	799,374
Ross Stores, Inc.	21,337	2,011,225
Staples, Inc.	63,881	1,157,524
The Gap, Inc.	26,371	1,110,483
Tiffany & Co. (a)	11,427	1,221,089
TJX Companies, Inc.	69,292	4,752,045
Tractor Supply Co.	13,752	1,083,933
Urban Outfitters, Inc.* (a)	10,928	383,901
		44,137,649
Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. (a)	27,836	1,045,520
Fossil Group, Inc.* (a)	4,819	533,656
Michael Kors Holdings Ltd.*	20,799	1,562,005
NIKE, Inc. "B"	70,320	6,761,268
PVH Corp.	8,477	1,086,497
Ralph Lauren Corp.	6,241	1,155,584
Under Armour, Inc. "A"* (a)	16,707	1,134,405
VF Corp.	35,030	2,623,747
		15,902,682
Consumer Staples 9.5%
Beverages 2.1%
Brown-Forman Corp. "B"	16,020	1,407,197
Coca-Cola Co. (a)	397,478	16,781,521
Coca-Cola Enterprises, Inc.	22,713	1,004,369
Constellation Brands, Inc. "A"*	16,992	1,668,104
Dr. Pepper Snapple Group, Inc.	20,016	1,434,747
Molson Coors Brewing Co. "B"	16,190	1,206,479
Monster Beverage Corp.*	14,677	1,590,253
PepsiCo, Inc.	150,765	14,256,338
		39,349,008
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	44,051	6,244,229
CVS Health Corp.	115,534	11,127,080
Kroger Co.	49,832	3,199,713
Safeway, Inc.	24,143	847,902
Sysco Corp. (a)	59,509	2,361,912
Wal-Mart Stores, Inc. (a)	159,241	13,675,617
Walgreens Boots Alliance, Inc.	87,732	6,685,178
Whole Foods Market, Inc.	36,644	1,847,591
		45,989,222
Food Products 1.6%
Archer-Daniels-Midland Co.	64,162	3,336,424
Campbell Soup Co. (a)	18,416	810,304
ConAgra Foods, Inc.	42,919	1,557,101
General Mills, Inc.	60,669	3,235,478
Hormel Foods Corp.	13,629	710,071
Kellogg Co.	25,650	1,678,536
Keurig Green Mountain, Inc.	12,404	1,642,228
Kraft Foods Group, Inc.	59,162	3,707,091
McCormick & Co., Inc. (a)	13,080	971,844
Mead Johnson Nutrition Co.	20,425	2,053,529
Mondelez International, Inc. "A"	169,113	6,143,030
The Hershey Co.	15,218	1,581,607
The JM Smucker Co. (a)	10,426	1,052,817
Tyson Foods, Inc. "A"	28,632	1,147,857
		29,627,917
Household Products 1.9%
Clorox Co. (a)	13,149	1,370,257
Colgate-Palmolive Co.	86,188	5,963,348
Kimberly-Clark Corp.	37,238	4,302,478
Procter & Gamble Co.	272,655	24,836,144
		36,472,227
Personal Products 0.1%
Avon Products, Inc.	43,923	412,437
Estee Lauder Companies, Inc. "A"	23,030	1,754,886
		2,167,323
Tobacco 1.4%
Altria Group, Inc.	199,611	9,834,834
Lorillard, Inc.	35,781	2,252,056
Philip Morris International, Inc.	156,694	12,762,726
Reynolds American, Inc.	31,317	2,012,744
		26,862,360
Energy 8.2%
Energy Equipment & Services 1.3%
Baker Hughes, Inc.	43,099	2,416,561
Cameron International Corp.*	19,235	960,788
Diamond Offshore Drilling, Inc. (a)	6,373	233,953
Ensco PLC "A" (a)	23,577	706,131
FMC Technologies, Inc.*	23,969	1,122,708
Halliburton Co.	85,040	3,344,623
Helmerich & Payne, Inc. (a)	11,150	751,733
Nabors Industries Ltd.	29,192	378,912
National Oilwell Varco, Inc. (a)	43,654	2,860,647
Noble Corp. PLC (a)	25,846	428,268
Schlumberger Ltd.	129,744	11,081,435
Transocean Ltd. (a)	34,653	635,190
		24,920,949
Oil, Gas & Consumable Fuels 6.9%
Anadarko Petroleum Corp.	51,397	4,240,252
Apache Corp.	37,477	2,348,684
Cabot Oil & Gas Corp.	40,746	1,206,489
Chesapeake Energy Corp. (a)	53,759	1,052,064
Chevron Corp.	190,505	21,370,851
Cimarex Energy Co.	8,825	935,450
ConocoPhillips	123,784	8,548,523
CONSOL Energy, Inc. (a)	23,397	791,053
Denbury Resources, Inc. (a)	34,688	282,013
Devon Energy Corp.	39,078	2,391,964
EOG Resources, Inc.	55,618	5,120,749
EQT Corp.	15,463	1,170,549
Exxon Mobil Corp.	427,048	39,480,588
Hess Corp.	25,001	1,845,574
Kinder Morgan, Inc. (a)	171,113	7,239,791
Marathon Oil Corp.	68,890	1,948,898
Marathon Petroleum Corp.	27,903	2,518,525
Murphy Oil Corp. (a)	17,240	870,965
Newfield Exploration Co.*	13,773	373,524
Noble Energy, Inc.	36,586	1,735,274
Occidental Petroleum Corp.	77,992	6,286,935
ONEOK, Inc.	21,185	1,054,801
Phillips 66	55,662	3,990,965
Pioneer Natural Resources Co.	15,085	2,245,402
QEP Resources, Inc.	16,460	332,821
Range Resources Corp. (a)	17,195	919,073
Southwestern Energy Co.*	36,003	982,522
Spectra Energy Corp.	68,296	2,479,145
Tesoro Corp. (a)	12,900	959,115
Valero Energy Corp.	52,480	2,597,760
Williams Companies, Inc.	68,498	3,078,300
		130,398,619
Financials 16.1%
Banks 5.9%
Bank of America Corp.	1,060,805	18,977,802
BB&T Corp. (a)	73,242	2,848,381
Citigroup, Inc.	305,478	16,529,415
Comerica, Inc.	18,558	869,257
Fifth Third Bancorp.	84,114	1,713,823
Huntington Bancshares, Inc.	84,014	883,827
JPMorgan Chase & Co.	377,046	23,595,539
KeyCorp	85,199	1,184,266
M&T Bank Corp. (a)	13,494	1,695,116
PNC Financial Services Group, Inc. (a)	52,971	4,832,544
Regions Financial Corp. (a)	138,095	1,458,283
SunTrust Banks, Inc.	52,267	2,189,987
U.S. Bancorp.	180,435	8,110,553
Wells Fargo & Co.	476,452	26,119,099
Zions Bancorp. (a)	20,418	582,117
		111,590,009
Capital Markets 2.2%
Affiliated Managers Group, Inc.*	5,581	1,184,511
Ameriprise Financial, Inc.	18,864	2,494,764
Bank of New York Mellon Corp.	112,785	4,575,687
BlackRock, Inc.	12,873	4,602,870
Charles Schwab Corp.	116,780	3,525,588
E*TRADE Financial Corp.*	29,359	712,103
Franklin Resources, Inc.	39,861	2,207,104
Invesco Ltd.	43,946	1,736,746
Legg Mason, Inc. (a)	10,279	548,590
Morgan Stanley	153,935	5,972,678
Northern Trust Corp. (a)	22,542	1,519,331
State Street Corp.	41,993	3,296,450
T. Rowe Price Group, Inc. (a)	25,729	2,209,092
The Goldman Sachs Group, Inc.	40,837	7,915,436
		42,500,950
Consumer Finance 0.9%
American Express Co.	89,726	8,348,107
Capital One Financial Corp.	55,998	4,622,635
Discover Financial Services	45,436	2,975,604
Navient Corp.	41,386	894,351
		16,840,697
Diversified Financial Services 2.0%
Berkshire Hathaway, Inc. "B"*	184,002	27,627,900
CME Group, Inc. (a)	32,148	2,849,920
Intercontinental Exchange, Inc.	11,451	2,511,090
Leucadia National Corp. (a)	32,392	726,229
McGraw Hill Financial, Inc.	26,891	2,392,761
Moody's Corp.	18,884	1,809,276
The NASDAQ OMX Group, Inc.	11,597	556,192
		38,473,368
Insurance 2.7%
ACE Ltd.	33,537	3,852,731
Aflac, Inc.	45,021	2,750,333
Allstate Corp.	42,453	2,982,323
American International Group, Inc.	141,180	7,907,492
Aon PLC	28,785	2,729,682
Assurant, Inc.	6,944	475,178
Chubb Corp. (a)	23,616	2,443,547
Cincinnati Financial Corp.	15,112	783,255
Genworth Financial, Inc. "A"*	50,545	429,632
Hartford Financial Services Group, Inc.	43,333	1,806,553
Lincoln National Corp.	25,587	1,475,602
Loews Corp.	29,357	1,233,581
Marsh & McLennan Companies, Inc.	54,890	3,141,904
MetLife, Inc.	114,545	6,195,739
Principal Financial Group, Inc.	27,897	1,448,970
Progressive Corp. (a)	52,729	1,423,156
Prudential Financial, Inc.	46,136	4,173,463
The Travelers Companies, Inc.	33,525	3,548,621
Torchmark Corp.	12,786	692,618
Unum Group	25,899	903,357
XL Group PLC	25,422	873,754
		51,271,491
Real Estate Investment Trusts 2.3%
American Tower Corp. (REIT)	40,299	3,983,556
Apartment Investment & Management Co. "A" (REIT)	14,418	535,629
AvalonBay Communities, Inc. (REIT)	13,490	2,204,131
Boston Properties, Inc. (REIT)	15,403	1,982,212
Crown Castle International Corp. (REIT)	33,995	2,675,406
Equity Residential (REIT)	36,163	2,597,950
Essex Property Trust, Inc. (REIT)	6,448	1,332,157
General Growth Properties, Inc. (REIT)	62,269	1,751,627
HCP, Inc. (REIT)	46,258	2,036,740
Health Care REIT, Inc. (REIT) (a)	32,754	2,478,495
Host Hotels & Resorts, Inc. (REIT)	77,589	1,844,290
Iron Mountain, Inc. (REIT)	18,351	709,450
Kimco Realty Corp. (REIT)	40,847	1,026,894
Plum Creek Timber Co., Inc. (REIT)	17,726	758,496
Prologis, Inc. (REIT)	50,649	2,179,426
Public Storage (REIT)	14,823	2,740,032
Simon Property Group, Inc. (REIT)	31,053	5,655,062
The Macerich Co. (REIT)	14,399	1,201,021
Ventas, Inc. (REIT)	30,052	2,154,728
Vornado Realty Trust (REIT)	17,547	2,065,457
Weyerhaeuser Co. (REIT)	53,690	1,926,934
		43,839,693
Real Estate Management & Development 0.1%
CBRE Group, Inc. "A"*	28,336	970,508
Thrifts & Mortgage Finance 0.0%
Hudson City Bancorp., Inc.	47,456	480,255
People's United Financial, Inc. (a)	30,637	465,069
		945,324
Health Care 13.7%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.*	20,136	3,725,764
Amgen, Inc.	76,759	12,226,941
Biogen Idec, Inc.*	23,755	8,063,635
Celgene Corp.* (a)	80,617	9,017,817
Gilead Sciences, Inc.*	152,211	14,347,409
Regeneron Pharmaceuticals, Inc.*	7,528	3,088,362
Vertex Pharmaceuticals, Inc.*	24,041	2,856,071
		53,325,999
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	151,251	6,809,320
Baxter International, Inc. (a)	54,240	3,975,250
Becton, Dickinson & Co.	19,232	2,676,325
Boston Scientific Corp.*	134,752	1,785,464
C.R. Bard, Inc.	7,358	1,225,990
CareFusion Corp.*	20,903	1,240,384
Covidien PLC	45,881	4,692,709
DENTSPLY International, Inc. (a)	14,316	762,613
Edwards Lifesciences Corp.*	10,744	1,368,571
Intuitive Surgical, Inc.*	3,659	1,935,391
Medtronic, Inc. (a)	99,721	7,199,856
St. Jude Medical, Inc.	28,991	1,885,285
Stryker Corp.	30,137	2,842,823
Varian Medical Systems, Inc.* (a)	9,749	843,386
Zimmer Holdings, Inc.	17,029	1,931,429
		41,174,796
Health Care Providers & Services 2.2%
Aetna, Inc.	35,472	3,150,978
AmerisourceBergen Corp.	20,921	1,886,237
Anthem, Inc.	27,212	3,419,732
Cardinal Health, Inc.	33,031	2,666,593
CIGNA Corp.	26,090	2,684,922
DaVita HealthCare Partners, Inc.*	17,420	1,319,391
Express Scripts Holding Co.*	74,084	6,272,692
Humana, Inc.	15,262	2,192,081
Laboratory Corp. of America Holdings*	8,496	916,718
McKesson Corp.	23,477	4,873,356
Patterson Companies, Inc. (a)	9,170	441,077
Quest Diagnostics, Inc.	14,800	992,488
Tenet Healthcare Corp.* (a)	9,679	490,435
UnitedHealth Group, Inc.	96,892	9,794,812
Universal Health Services, Inc. "B"	9,307	1,035,497
		42,137,009
Health Care Technology 0.1%
Cerner Corp.*	31,025	2,006,076
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	33,760	1,382,135
PerkinElmer, Inc.	11,044	482,954
Thermo Fisher Scientific, Inc.	40,600	5,086,774
Waters Corp.*	8,400	946,848
		7,898,711
Pharmaceuticals 6.0%
AbbVie, Inc.	160,701	10,516,273
Actavis PLC* (a)	26,643	6,858,175
Allergan, Inc.	29,935	6,363,882
Bristol-Myers Squibb Co.	167,395	9,881,327
Eli Lilly & Co.	99,042	6,832,908
Hospira, Inc.*	16,987	1,040,454
Johnson & Johnson	282,527	29,543,848
Mallinckrodt PLC* (a)	11,579	1,146,668
Merck & Co., Inc.	287,738	16,340,641
Mylan, Inc.*	38,047	2,144,709
Perrigo Co. PLC	14,193	2,372,502
Pfizer, Inc.	636,201	19,817,661
Zoetis, Inc.	50,057	2,153,953
		115,013,001
Industrials 10.1%
Aerospace & Defense 2.6%
Boeing Co.	66,818	8,685,004
General Dynamics Corp.	31,687	4,360,765
Honeywell International, Inc.	78,830	7,876,693
L-3 Communications Holdings, Inc.	8,776	1,107,619
Lockheed Martin Corp.	27,048	5,208,633
Northrop Grumman Corp.	20,317	2,994,523
Precision Castparts Corp.	14,518	3,497,096
Raytheon Co.	30,937	3,346,455
Rockwell Collins, Inc. (a)	13,587	1,147,830
Textron, Inc.	28,544	1,201,988
United Technologies Corp.	85,499	9,832,385
		49,258,991
Air Freight & Logistics 0.8%
C.H. Robinson Worldwide, Inc. (a)	14,881	1,114,438
Expeditors International of Washington, Inc.	20,034	893,717
FedEx Corp.	26,508	4,603,379
United Parcel Service, Inc. "B" (a)	70,287	7,813,806
		14,425,340
Airlines 0.4%
Delta Air Lines, Inc.	84,408	4,152,029
Southwest Airlines Co.	68,521	2,899,809
		7,051,838
Building Products 0.1%
Allegion PLC	9,914	549,831
Masco Corp.	34,261	863,377
		1,413,208
Commercial Services & Supplies 0.4%
ADT Corp. (a)	17,413	630,873
Cintas Corp. (a)	9,293	728,943
Pitney Bowes, Inc. (a)	20,251	493,517
Republic Services, Inc.	25,640	1,032,010
Stericycle, Inc.*	8,523	1,117,195
Tyco International PLC	42,599	1,868,392
Waste Management, Inc.	42,563	2,184,333
		8,055,263
Construction & Engineering 0.1%
Fluor Corp. (a)	16,260	985,844
Jacobs Engineering Group, Inc.* (a)	13,515	603,985
Quanta Services, Inc.*	22,037	625,631
		2,215,460
Electrical Equipment 0.5%
AMETEK, Inc.	24,982	1,314,803
Eaton Corp. PLC	47,449	3,224,634
Emerson Electric Co. (a)	69,684	4,301,593
Rockwell Automation, Inc.	13,561	1,507,983
		10,349,013
Industrial Conglomerates 2.3%
3M Co.	64,667	10,626,082
Danaher Corp.	61,297	5,253,766
General Electric Co.	1,012,820	25,593,961
Roper Industries, Inc.	10,186	1,592,581
		43,066,390
Machinery 1.5%
Caterpillar, Inc.	60,971	5,580,676
Cummins, Inc.	16,923	2,439,789
Deere & Co. (a)	36,391	3,219,512
Dover Corp. (a)	16,723	1,199,373
Flowserve Corp.	13,757	823,081
Illinois Tool Works, Inc.	36,210	3,429,087
Ingersoll-Rand PLC	26,339	1,669,629
Joy Global, Inc. (a)	10,150	472,178
PACCAR, Inc. (a)	36,127	2,456,997
Pall Corp.	10,419	1,054,507
Parker-Hannifin Corp.	15,188	1,958,493
Pentair PLC (a)	19,263	1,279,448
Snap-on, Inc.	5,807	794,049
Stanley Black & Decker, Inc.	15,913	1,528,921
Xylem, Inc.	18,408	700,793
		28,606,533
Professional Services 0.2%
Dun & Bradstreet Corp. (a)	3,616	437,391
Equifax, Inc. (a)	12,269	992,194
Nielsen NV	32,639	1,459,943
Robert Half International, Inc.	13,995	817,028
		3,706,556
Road & Rail 1.0%
CSX Corp.	100,268	3,632,710
Kansas City Southern	11,260	1,374,058
Norfolk Southern Corp.	30,878	3,384,537
Ryder System, Inc.	5,332	495,076
Union Pacific Corp.	89,706	10,686,676
		19,573,057
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	27,803	1,322,311
United Rentals, Inc.*	9,722	991,741
W.W. Grainger, Inc. (a)	5,978	1,523,732
		3,837,784
Information Technology 19.0%
Communications Equipment 1.6%
Cisco Systems, Inc.	516,386	14,363,277
F5 Networks, Inc.*	7,221	942,088
Harris Corp.	10,389	746,138
Juniper Networks, Inc.	37,792	843,517
Motorola Solutions, Inc. (a)	21,009	1,409,284
QUALCOMM, Inc.	167,759	12,469,526
		30,773,830
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	31,530	1,696,629
Corning, Inc. (a)	130,631	2,995,369
FLIR Systems, Inc.	13,961	451,080
TE Connectivity Ltd.	40,531	2,563,586
		7,706,664
Internet Software & Services 3.1%
Akamai Technologies, Inc.*	17,953	1,130,321
eBay, Inc.*	113,755	6,383,931
Facebook, Inc. "A"*	210,986	16,461,128
Google, Inc. "A"*	28,772	15,268,149
Google, Inc. "C"*	28,745	15,131,368
VeriSign, Inc.* (a)	10,286	586,302
Yahoo!, Inc.*	88,897	4,490,187
		59,451,386
IT Services 3.2%
Accenture PLC "A"	63,317	5,654,841
Alliance Data Systems Corp.*	6,507	1,861,327
Automatic Data Processing, Inc.	48,328	4,029,105
Cognizant Technology Solutions Corp. "A"*	61,936	3,261,550
Computer Sciences Corp.	14,403	908,109
Fidelity National Information Services, Inc.	28,997	1,803,613
Fiserv, Inc.*	24,398	1,731,526
International Business Machines Corp.	92,838	14,894,929
MasterCard, Inc. "A"	98,846	8,516,571
Paychex, Inc.	33,192	1,532,475
Teradata Corp.* (a)	15,278	667,343
Total System Services, Inc.	16,433	558,065
Visa, Inc. "A" (a)	49,279	12,920,954
Western Union Co. (a)	50,756	909,040
Xerox Corp.	109,896	1,523,159
		60,772,607
Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	30,012	1,108,643
Analog Devices, Inc.	30,736	1,706,463
Applied Materials, Inc. (a)	123,885	3,087,214
Avago Technologies Ltd.	25,608	2,575,909
Broadcom Corp. "A"	54,685	2,369,501
First Solar, Inc.* (a)	7,695	343,159
Intel Corp. (a)	487,867	17,704,694
KLA-Tencor Corp. (a)	16,881	1,187,072
Lam Research Corp.	15,848	1,257,380
Linear Technology Corp.	23,812	1,085,827
Microchip Technology, Inc. (a)	20,557	927,326
Micron Technology, Inc.*	108,927	3,813,534
NVIDIA Corp. (a)	52,581	1,054,249
Texas Instruments, Inc. (a)	106,834	5,711,880
Xilinx, Inc.	26,148	1,131,947
		45,064,798
Software 3.7%
Adobe Systems, Inc.*	47,255	3,435,438
Autodesk, Inc.*	23,201	1,393,452
CA, Inc.	32,005	974,552
Citrix Systems, Inc.*	16,645	1,061,951
Electronic Arts, Inc.* (a)	30,679	1,442,373
Intuit, Inc. (a)	28,941	2,668,071
Microsoft Corp.	831,628	38,629,121
Oracle Corp.	326,419	14,679,062
Red Hat, Inc.*	19,220	1,328,871
Salesforce.com, Inc.* (a)	58,719	3,482,624
Symantec Corp.	70,462	1,807,703
		70,903,218
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	591,649	65,306,217
EMC Corp.	206,526	6,142,083
Hewlett-Packard Co.	188,226	7,553,510
NetApp, Inc. (a)	30,756	1,274,836
SanDisk Corp. (a)	22,240	2,179,075
Seagate Technology PLC	33,262	2,211,923
Western Digital Corp.	21,706	2,402,854
		87,070,498
Materials 3.1%
Chemicals 2.3%
Air Products & Chemicals, Inc.	19,522	2,815,658
Airgas, Inc.	6,793	782,418
CF Industries Holdings, Inc.	5,063	1,379,870
Dow Chemical Co.	111,446	5,083,052
E.I. du Pont de Nemours & Co.	91,310	6,751,461
Eastman Chemical Co.	15,305	1,161,037
Ecolab, Inc.	27,513	2,875,659
FMC Corp.	13,516	770,817
International Flavors & Fragrances, Inc. (a)	8,184	829,530
LyondellBasell Industries NV "A"	41,849	3,322,392
Monsanto Co.	48,674	5,815,083
PPG Industries, Inc.	13,763	3,181,317
Praxair, Inc.	29,138	3,775,119
Sigma-Aldrich Corp.	12,202	1,674,969
The Mosaic Co.	31,367	1,431,904
The Sherwin-Williams Co.	8,345	2,195,069
		43,845,355
Construction Materials 0.1%
Martin Marietta Materials, Inc.	6,197	683,653
Vulcan Materials Co.	13,227	869,411
		1,553,064
Containers & Packaging 0.2%
Avery Dennison Corp.	9,397	487,516
Ball Corp.	13,985	953,358
MeadWestvaco Corp.	16,984	753,920
Owens-Illinois, Inc.*	16,374	441,934
Sealed Air Corp.	21,816	925,653
		3,562,381
Metals & Mining 0.4%
Alcoa, Inc.	118,656	1,873,578
Allegheny Technologies, Inc. (a)	10,817	376,107
Freeport-McMoRan, Inc.	105,784	2,471,114
Newmont Mining Corp.	50,813	960,366
Nucor Corp.	32,886	1,613,058
		7,294,223
Paper & Forest Products 0.1%
International Paper Co.	43,086	2,308,548
Telecommunication Services 2.2%
Diversified Telecommunication Services
AT&T, Inc. (a)	522,681	17,556,855
CenturyLink, Inc.	58,096	2,299,440
Frontier Communications Corp. (a)	100,835	672,569
Level 3 Communications, Inc.*	28,305	1,397,701
Verizon Communications, Inc.	418,326	19,569,290
Windstream Holdings, Inc. (a)	61,604	507,617
		42,003,472
Utilities 3.1%
Electric Utilities 1.8%
American Electric Power Co., Inc.	48,385	2,937,937
Duke Energy Corp. (a)	70,919	5,924,573
Edison International	32,924	2,155,864
Entergy Corp.	18,316	1,602,284
Exelon Corp. (a)	87,403	3,240,903
FirstEnergy Corp.	42,792	1,668,460
NextEra Energy, Inc.	43,697	4,644,554
Northeast Utilities (a)	32,393	1,733,673
Pepco Holdings, Inc.	25,575	688,735
Pinnacle West Capital Corp.	11,238	767,668
PPL Corp.	67,715	2,460,086
Southern Co. (a)	90,668	4,452,705
Xcel Energy, Inc.	51,542	1,851,389
		34,128,831
Gas Utilities 0.0%
AGL Resources, Inc.	12,089	658,971
Independent Power & Renewable Eletricity Producers 0.1%
AES Corp.	67,312	926,886
NRG Energy, Inc.	33,851	912,285
		1,839,171
Multi-Utilities 1.2%
Ameren Corp.	24,896	1,148,452
CenterPoint Energy, Inc.	43,205	1,012,293
CMS Energy Corp.	27,654	960,977
Consolidated Edison, Inc. (a)	28,982	1,913,102
Dominion Resources, Inc.	59,087	4,543,790
DTE Energy Co. (a)	18,058	1,559,669
Integrys Energy Group, Inc.	8,043	626,148
NiSource, Inc.	32,040	1,359,137
PG&E Corp. (a)	48,460	2,580,010
Public Service Enterprise Group, Inc.	50,619	2,096,133
SCANA Corp. (a)	14,532	877,733
Sempra Energy	23,010	2,562,394
TECO Energy, Inc.	22,586	462,787
Wisconsin Energy Corp.	23,124	1,219,560
		22,922,185
Total Common Stocks (Cost $839,130,904)		1,840,478,127

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.023%**, 4/30/2015 (b) (Cost $5,214,612)	5,215,000	5,214,234

	Shares	Value ($)

Securities Lending Collateral 12.5%
Daily Assets Fund Institutional, 0.10% (c) (d) (Cost $237,185,301)	237,185,301	237,185,301

Cash Equivalents 3.0%
Central Cash Management Fund, 0.06% (c) (Cost $56,686,499)	56,686,499	56,686,499

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,138,217,316)†	112.4	2,139,564,161
Other Assets and Liabilities, Net	(12.4)	(235,610,892)
Net Assets	100.0	1,903,953,269

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,200,662,494. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $938,901,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,026,150,894 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $87,249,227.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $229,944,453, which is 12.1% of net assets.

(b) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/20/2015	583	59,827,460	390,996

Currency Abbreviation
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$1,840,478,127	$—	$—	$1,840,478,127
Government & Agency Obligation	—	5,214,234	—	5,214,234
Short-Term Investments (e)	293,871,800	—	—	293,871,800
Derivatives (f)
Futures Contracts	390,996	—	—	390,996
Total	$2,134,740,923	$5,214,234	$—	$2,139,955,157

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $844,345,516) — including $229,944,453 of securities loaned	$1,845,692,361
Investment in Daily Assets Fund Institutional (cost $237,185,301)*	237,185,301
Investment in Central Cash Management Fund (cost $56,686,499)	56,686,499
Total investments in securities, at value (cost $1,138,217,316)	2,139,564,161
Cash	9,012
Dividends receivable	2,481,833
Interest receivable	29,637
Other assets	27,516
Total assets	2,142,112,159
Liabilities
Payable upon return of securities loaned	237,185,301
Payable for variation margin on futures contracts	708,183
Accrued management fee	80,752
Accrued Trustees' fees	28,238
Other accrued expenses and payables	156,416
Total liabilities	238,158,890
Net assets, at value	$1,903,953,269

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $93,687)	$39,043,333
Interest	7,708
Income distributions — Central Cash Management Fund	15,015
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	200,060
Total income	39,266,116
Expenses: Management fee	960,486
Administration fee	576,292
Custodian fee	54,982
Professional fees	137,125
Reports to shareholders	8,114
Trustees' fees and expenses	89,611
Other	72,085
Total expenses	1,898,695
Net investment income (loss)	37,367,421
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	158,777,480
Futures	5,703,971
164,481,451
Change in net unrealized appreciation (depreciation) on: Investments	44,108,921
Futures	(779,154)
43,329,767
Net gain (loss)	207,811,218
Net increase (decrease) in net assets resulting from operations	$245,178,639

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$37,367,421	$38,113,883
Net realized gain (loss)	164,481,451	149,326,741
Change in net unrealized appreciation (depreciation)	43,329,767	355,000,169
Net increase (decrease) in net assets resulting from operations	245,178,639	542,440,793
Capital transactions in shares of beneficial interest: Proceeds from capital invested	481,608,117	434,013,798
Value of capital withdrawn	(840,626,535)	(1,058,967,171)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(359,018,418)	(624,953,373)
Increase (decrease) in net assets	(113,839,779)	(82,512,580)
Net assets at beginning of period	2,017,793,048	2,100,305,628
Net assets at end of period	$1,903,953,269	$2,017,793,048

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2014	2013		2012	2011	2010
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,904	2,018		2,100	2,101	2,524
Ratio of expenses before expense reductions (%)	.10	.10		.09	.10	.10
Ratio of expenses after expense reductions (%)	.10	.10		.09	.10	.06
Ratio of net investment income (%)	1.95	2.01		2.24	1.99	2.03
Portfolio turnover rate (%)	2	3	c	4	3	5
Total investment return (%)b	13.50	32.14		15.87	2.09	15.12	a
a Total investment return would have been lower had certain expenses not been reduced.
b Total investment return for the Portfolio was derived from the performance of the Institutional Class of Deutsche Equity 500 Index Fund.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Equity 500 Index Portfolio (formerly DWS Equity 500 Index Portfolio) (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio has two affiliated Deutsche feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2014, Deutsche S&P 500 Index Fund and Deutsche Equity 500 Index Fund owned approximately 49% and 51%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Portfolio retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014 is included in a table following the Portfolio's Investment Portfolio. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $17,154,000 to $59,827,000.

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2014 presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$390,996
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$5,703,971
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(779,154)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $44,950,820 and $365,530,135, respectively.

D. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursments) of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $576,292, of which $48,451 is unpaid.

Filing Service Fee. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2014, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $4,060, of which $1,280 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

F. In-Kind Redemptions

In certain circumstances, the Portfolio may distribute portfolio securities rather than cash as payments for a redemption of a feeder fund’s shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are allocated in proportion to each feeder fund’s investment in the Portfolio. During the year ended December 31, 2013, Deutsche Equity 500 Index Fund had an in-kind redemption for $402,880,047 and the Portfolio realized $140,683,935 of net gain attributable to this in-kind redemption.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in Deutsche Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Equity 500 Index Portfolio (formerly DWS Equity 500 Index Portfolio) (hereafter referred to as the "Portfolio") at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2015	PricewaterhouseCoopers LLP

Advisory Agreement Board Considerations and Fee Evaluation

Deutsche S&P 500 Index Fund (the "Fund"), a series of the Deutsche Institutional Funds, invests substantially all of its assets in Deutsche Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), and the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and Northern Trust Investments, Inc. ("NTI"), and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the "Fund Agreement" and together with the Portfolio Agreement and the Sub-Advisory Agreement, the "Agreements") in September 2014. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability compiled by a fee consultant retained by the Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of sub-advisors, including NTI. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Portfolio’s sub-advisory fee schedule, the Fund’s operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be approximately the same as the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Portfolio’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Portfolio and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board concluded that the Portfolio’s and the Fund’s fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and NTI related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SXPAX	SXPBX	SXPCX	SCPIX
CUSIP Number	25159R 700	25159R 809	25159R 882	25159R 874
Fund Number	1001	1201	1301	2301

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSPF500IF-2
(R-025784-4 2/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE S&P 500 INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$29,955	$0	$0	$0
2013	$26,540	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche S&P 500 Index Fund, a series of Deutsche Institutional Funds

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 27, 2015